Defiance Next Gen H2 ETF
Schedule of Investments
March 31, 2024 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 99.7%
	Consumer Discretionary — 2.9%
32,963	Iljin Hysolus Company, Ltd. (a)	$613,351
	Industrials — 81.7% (b)
1,512,208	AFC Energy plc (a)	334,301
551,647	Ballard Power Systems, Inc. (a)(c)	1,533,578
191,938	Bloom Energy Corporation - Class A (a)(c)	2,157,383
58,177	Bumhan Fuel Cell Company, Ltd. (a)	805,511
432,390	Ceres Power Holdings plc (a)	777,812
121,546	Doosan Fuel Cell Company, Ltd. (a)	1,859,867
782,384	FuelCell Energy, Inc. (a)(c)	931,037
330,902	Green Hydrogen Systems AS (a)	381,377
521,832	Hexagon Purus ASA (a)(c)	300,633
1,336,839	ITM Power plc (a)	907,202
4,042,745	NEL ASA (a)(c)	1,799,161
470,115	Plug Power, Inc. (a)(c)	1,617,196
191,307	PowerCell Sweden AB (a)(c)	531,379
45,796	SFC Energy AG (a)	889,281
69,780	S-Fuelcell Company, Ltd.	771,273
267,000	Sino-Synergy Hydrogen Energy Technology Jiaxing Company, Ltd. (a)	767,589
59,209	Thyssenkrupp Nucera AG & Company KGaA (a)(d)	915,699
1,244,898	Xebec Adsorption, Inc. (a)(e)	0
		17,280,279
	Materials — 15.1%
4,079	Air Liquide SA	849,519
3,492	Air Products and Chemicals, Inc.	846,007
1,830	Linde plc	849,706
37,000	Mitsubishi Chemical Group Corporation	224,745
6,700	Nippon Sanso Holdings Corporation	209,263
6,217	SOL SpA	222,580
		3,201,820
	TOTAL COMMON STOCKS (Cost $36,278,043)	21,095,450

Units	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 37.2%
7,878,069	Mount Vernon Liquid Assets Portfolio, LLC, 5.52% (f)(g)	7,878,069
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $7,878,069)	7,878,069

Shares	SHORT-TERM INVESTMENTS — 0.2%
34,813	First American Government Obligations Fund - Class X, 5.23% (f)	34,813
	TOTAL SHORT-TERM INVESTMENTS (Cost $34,813)	34,813

	TOTAL INVESTMENTS (Cost $44,190,925) — 137.1%	29,008,332
	Liabilities in Excess of Other Assets — (37.1)%	(7,856,312)
	NET ASSETS — 100.0%	$21,152,020

Percentages are stated as a percent of net assets.

(a) Non-income producing security.
(b) To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c) All or a portion of this security is out on loan as of March 31, 2024. The total value of securities on loan is $6,757,102 or 31.9% of net assets.
(d) Security exempt from registration under Rule 144(a) of the Securities Act of 1933. At March 31, 2024, the value of this security amounted to $915,699 or 4.3% of net assets.
(e) Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(f) Rate shown is the annualized seven-day yield as of March 31, 2024.
(g) Privately offered liquidity fund.

The Global Industry Classifications Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Disclosure at March 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principles generally accepted in the United States of America ("U.S. GAAP") establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 -
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 -
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2024:

Defiance Next Gen H2 ETF
	Level 1	Level 2	Level 3	Total
Assets(a)
Common Stocks	$21,095,450	$–	$0	$21,095,450
Investments Purchased with Proceeds From Securities Lending	–	7,878,069	–	7,878,069
Short-Term Investments	34,813	–	–	34,813
Total Investments in Securities	$21,130,263	$7,878,069	$0	$29,008,332

(a) See Schedule of Investments for further disaggregation of investment categories.

For the period ended March 31, 2024, the Fund did not recognize any transfers to or from Level 3.